SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2018
Accounting Policies [Abstract]
Use of estimates
a.	Use of estimates:

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates, judgments and assumptions. The Company's management believes that the estimates, judgments and assumptions used are reasonable based upon information available at the time they are made. These estimates, judgments and assumptions can affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Functional currency
b.	Functional currency:

The majority of the revenues of Gilat Satellite Networks Ltd. and certain of its subsidiaries are generated in U.S. dollars ("dollar") or linked to the dollar. In addition, a substantial portion of Gilat Satellite Networks Ltd. and certain of its subsidiaries' costs are incurred in dollars. The Company's management believes that the dollar is the primary currency of the economic environment in which Gilat Satellite Networks Ltd. and certain of its subsidiaries operate. Thus, the functional and reporting currency of Gilat Satellite Networks Ltd. and certain of its subsidiaries is the dollar.

Accordingly, monetary accounts maintained in currencies other than the dollar are remeasured into dollars in accordance with ASC 830, "Foreign Currency Matters" ("ASC 830"). All transaction gains and losses of the remeasurement of monetary balance sheet items are reflected in the consolidated statements of income (loss) as financial income or expenses, as appropriate.

The financial statements of certain foreign subsidiaries, whose functional currency has been determined to be their local currency, have been translated into dollars. Assets and liabilities have been translated using the exchange rates in effect at the balance sheet date. Statements of income (loss) amounts have been translated using specific rates. The resulting translation adjustments are reported as a component of shareholders' equity in accumulated other comprehensive income (loss).

Principles of consolidation
c.	Principles of consolidation:

The consolidated financial statements include the accounts of Gilat Satellite Networks Ltd. and its subsidiaries in which the Company has a controlling voting interest and entities consolidated under the variable interest entities ("VIE") provisions of ASC 810, "Consolidation" ("ASC 810"). Inter-company balances and transactions have been eliminated upon consolidation.

Most of the activity of the subsidiary in Colombia ("Gilat Colombia") consists of operating subsidized projects for the Colombian Ministry of Information Technologies and Communications ("Ministry of ITC") through its "Dirección de Conectividad", or DirCon (formerly known as Compartel Program). Gilat Colombia was awarded a few projects from the Ministry of ITC, the latest of which was awarded in  2013, and was further extended several times in 2017 and 2018, and is scheduled to be completed in the second quarter of 2019.

As required in the bid documents for the Ministry of ITC projects, the Company established trusts (the "Trusts") and entered into governing trust agreements for each project (collectively, the "Trust Agreements"). The Trusts were established for the purpose of holding the network equipment, processing payments to subcontractors, and holding the funds received through the subsidy from the government until they are released in accordance with the terms of the subsidy and paid to Gilat Colombia. The Trusts are a mechanism to allow the Colombian government to review amounts to be paid with the subsidy and verify that such funds are used in accordance with the transaction document and the terms of the subsidy. Gilat Colombia generates revenues both from the subsidy, as well as from the use of the network that it operates.

The Trusts are considered VIEs and Gilat Colombia is identified as the primary beneficiary of the Trusts.

Under ASC 810, the Company performs ongoing reassessments of whether it is the primary beneficiary of the VIE. The assessment of Company's management is that the Company has the power to direct the activities of a VIE that most significantly impact the VIE's activities (it is responsible for establishing and operating the networks), and the obligation to absorb losses of the VIE that could potentially be significant to the VIE and the right to receive benefits from the VIE that could potentially be significant to the VIE's economic performance. As such, the Trusts were consolidated in the financial statements of the Company since their inception.

The cash held by the Trusts is consolidated within the financial statements of the Company and classified as "Restricted cash held by trustees". The advances from customers received by the Trusts are consolidated within the financial statements of the Company and classified as "Advances from customers held by trustees".

Cash equivalents
d.	Cash equivalents:
Cash equivalents are short-term highly liquid investments that are not restricted as to withdrawals or use with maturities of three months or less at the date acquired.
Short-term and long-term restricted cash
e.	Short-term and long-term restricted cash:

Short-term restricted cash is either invested in bank deposits, which mature within one year, or in short-term highly liquid investments that are restricted to withdrawals or use. As of December 31, 2018, the vast majority of this amount was linked to the dollar. Such deposits are used as collateral for performance and advance payment guarantees to customers, surety bonds and the lease of some of the Company’s offices, and bear weighted average interest rates of 2.36% and 1.23% as of December 31, 2018 and 2017, respectively.

Long-term restricted cash is primarily invested in bank deposits, which mature after more than one year. As of December 31, 2018, the amount is linked to currencies other than the dollar. It bears annual weighted average interest rates of 6.54% and 7.94% as of December 31, 2018 and 2017, respectively. Such deposits are used as collateral for performance guarantees to customers and the lease of some of the Company's offices.

Restricted cash held by trustees
f.	Restricted cash held by trustees:

As of December 31, 2018 and 2017, restricted cash held by trustees is invested in a savings bank account linked to the Colombian Peso. The restricted cash is being released based upon performance milestones as stipulated in the agreements with the Ministry of ITC (see Note 2c).

Inventories
g.	Inventories:

Inventories are stated at the lower of cost or net realizable value. Net realizable value is the estimated selling prices in the ordinary course of business, less reasonably predictable costs of completion, disposal, and transportation. Inventory write-offs are provided to cover risks arising from slow-moving items, excess inventories, discontinued products, new products introduction and for market prices lower than cost. Any write-off is recognized in the consolidated statement of income (loss) as cost of revenues. In addition, if required, the Company records a liability for firm non-cancelable and unconditional purchase commitments with contract manufacturers for quantities in excess of the Company's future demands forecast consistent with its valuation of excess and obsolete inventory.

Cost is determined as follows:

Raw materials, parts and supplies - using the weighted average cost method.

Work-in-progress - represents the cost of manufacturing with the addition of allocable indirect manufacturing costs, using the weighted average cost method.

Finished products - calculated on the basis of raw materials, direct manufacturing costs with the addition of allocable indirect manufacturing costs, using the weighted average cost method.

Property and equipment, net
h.	Property and equipment, net:

Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is calculated by the straight-line method over the estimated useful lives of the assets as follows:

Years

Buildings	50
Computers, software and electronic equipment	2 - 10
Office furniture and equipment	3 - 15
Vehicles	4 - 7

Leasehold improvements are amortized by the straight-line method over the term of the lease or the estimated useful life of the improvements, whichever is shorter.

Rental income generated from office spaces leased to others is included in general and administrative expenses.

Network equipment leased to others under operating leases is carried at cost less accumulated depreciation and depreciated using the straight-line method over the useful life of the assets of  between 2 to 5 years. The Company has accounted for its assets which are under a capital lease arrangement in accordance with ASC 840 "Leases" ("ASC 840"). Accordingly, assets under a capital lease are stated as assets of the Company on the basis of ordinary purchase prices (without the financing component), and depreciated according to the usual depreciation rates applicable to such assets. The lease payments payable in forthcoming years, net of the interest component included in them, are included in liabilities. The interest in respect of such amounts is accrued on a current basis and is charged to earnings.

Intangible assets
i.	Intangible assets:

Intangible assets subject to amortization are initially recognized based on the fair value allocated to them, and subsequently stated at amortized cost. The assets are amortized over their estimated useful lives using the straight-line method over an estimated period during which benefits are expected to be received, in accordance with ASC 350, "Intangible - Goodwill and Other" ("ASC 350") as follows:

Years

Technology	7.9
Customer relationships	6.8
Marketing rights and patents	12.1

Impairment of long-lived assets
j.	Impairment of long-lived assets:

The Company's long-lived assets and identifiable intangible assets that are subject to amortization are reviewed for impairment in accordance with ASC 360, "Property, Plant and Equipment" ("ASC 360"), whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the future undiscounted cash flows expected to be generated by the assets. Such measurement includes significant estimates. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. However, the carrying amount of a group of assets is not to be reduced below its fair value. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

In the years ended December 31, 2018 and 2017, no impairments of long-lived assets were recorded.

Goodwill
k.         Goodwill:

Goodwill represents the excess of the purchase price in a business combination over the fair value of the net tangible and intangible assets acquired. Under ASC 350, goodwill is not amortized, but rather is subject to an annual impairment test. Goodwill is tested for impairment at the reporting unit level by comparing the fair value of the reporting unit with its carrying value. The Company performs its annual impairment analysis of goodwill in the fourth quarter of the year and whenever events or changes in circumstances indicate that the carrying value of these assets may not be recoverable.

ASC 350 allows an entity to first assess qualitative factors to determine whether it is necessary to perform the two-step quantitative goodwill impairment test. If the qualitative assessment does not result in a more likely than not indication of impairment, no further impairment testing is required. If it does result in a more likely than not indication of impairment, the two-step impairment test is performed. Alternatively, ASC 350 permits an entity to bypass the qualitative assessment for any reporting unit and proceed directly to performing the first step of the goodwill impairment test.

In the years ended December 31, 2018 and 2017, following an improvement in the Mobility segment results, the Company performed a qualitative assessment and concluded that it is not more likely than not that the fair value of the reporting units is less than their carrying amounts and accordingly it is unnecessary to perform the two-step quantitative goodwill impairment test.

In the year ended December 31, 2016, the Company performed both qualitative and quantitative assessments and concluded that no impairment of goodwill was required to be recorded.

Contingencies
l.	Contingencies:

The Company is currently involved in various claims and legal proceedings. The Company reviews the status of each matter and assesses its potential financial exposure. If the potential loss from any claim or legal proceeding is considered probable and the amount can be reasonably estimated, the Company accrues a liability for the estimated loss.

Revenue recognition
m.	Revenue recognition:

The Company generates revenues mainly from the sale of products (including construction of networks), satellite-based communication networks services and from providing connectivity, internet access and telephony services. The Company sells its products and services to enterprises, government and residential customers under large-scale contracts that utilize both the Company's networks and other networks that the Company installs, mainly based on BOT contracts. These large‑scale contracts sometimes involve the installation of thousands of VSATs or massive fiber-optic and microwave networks. Sale of products includes mainly the sale of VSATs, hubs, SSPAs, low-profile antennas, on-the-move/on-the-pause terminals, and construction and installation of large-scale networks based on BOT contracts. Sale of services includes access to and communication via satellites ("space segment"), installation of equipment, telephone services, internet services, consulting, on-line network monitoring, network maintenance and repair services. The Company sells its products primarily through its direct sales force and indirectly through resellers or system integrators. Sales consummated by the Company's sales force and sales to resellers or system integrators are considered sales to end-users.

The Company recognizes revenue when (or as) it satisfies performance obligations by transferring promised products or services to its customers in an amount that reflects the consideration the Company expects to receive. The Company applies the following five steps: (1) identify the contract with a customer, (2) identify the performance obligations in the contract, (3) determine the transaction price, (4) allocate the transaction price to the performance obligations in the contract, and (5) recognize revenue when a performance obligation is satisfied. See Note 2z for additional information.

If the contract contains a single performance obligation, the entire transaction price is allocated to the single performance obligation. Contracts that contain multiple performance obligations require an allocation of the transaction price to each performance obligation based on a relative standalone selling price (“SSP”) basis. The Company establishes SSP based on management judgment, considering internal factors such as margin objectives, pricing practices and historical sales.

Consideration from contracts that is assessed as not being probable of collection is not recognized as revenue until the contract is completed and cash is received. Collectability is re-assessed when there is a significant change in facts or circumstances. The Company’s assessment of collectability considers whether it may limit its exposure to credit risk through its right to stop transferring additional service in the event the customer is delinquent as well as certain contract terms such as down payments that reduce its exposure to credit risk.

Revenue from the sale of equipment is recognized at a point in time, once the customer has obtained control over the items purchased. When significant acceptance provisions are included in the arrangement, the Company defer recognition of the revenue until the acceptance occurs. The Company generally does not grant a right of return to its customers. Revenue from periodic services is recognized ratably over the term the services are rendered. Revenue from other services is recognized upon their completion.

Revenues from contracts under which the Company provides significant construction to the customer's specifications (mostly governmental projects) are generally recognized over time because of continuous transfer of control to the customer. This continuous transfer of control to the customer is supported by clauses in the contract that allow the customer to unilaterally terminate the contract for convenience, pay the Company for costs incurred plus a reasonable profit and take control of any work in process. The Company generally uses the cost-to-cost measure of progress for its contracts because it best depicts the transfer of control to the customer, which occurs as it incurs costs on the contracts. Under the cost-to-cost measure of progress, the extent of progress towards completion is measured based on the ratio of costs incurred to date to the total estimated costs at completion of the performance obligation. Revenues are recorded proportionally as costs are incurred. Costs to fulfill include labor, materials and subcontractors’ costs and other direct and allocated indirect costs. When estimates of total costs to be incurred exceed total estimates of revenue to be earned on the uncompleted contracts, a provision for the entire loss on the contract is recognized in the period the loss is identified.

Under the typical payment terms of government fixed-price contracts, the customer pays the Company milestones-based payments. Those payments are based on quantifiable measures of performance or on the achievement of specified events or milestones. Because those payments are due upon completion of those milestones, they may result in revenue recognized in excess of billings and are presented as part of contract assets on the balance sheet.

Amounts recognized as revenue and which the Company has unconditional right to receive are classified as trade receivables on the balance sheet.

Revenue from products under lease contracts is recognized in accordance with ASC 840 upon installation or upon delivery, in cases where the customer obtains its own or other's installation services. The net investments in sales-type leases are discounted at the interest rates implicit in the leases. The present values of payments due under sales-type lease contracts are recorded as revenue at the time of shipment or installation, as appropriate.

Future interest income is deferred and recognized over the related lease term as financial income.

Deferred revenue and advances from customers are recorded when the Company receives payments from customers before performance obligations have been performed. Deferred revenue is recognized as revenue as (or when) the Company performs the performance obligation under the contract.

For information regarding disaggregated revenues, please refer to Note 13.

The Company pays sales commissions to sales and marketing and certain management personnel based on their attainment of certain predetermined sales goals. Sales commissions earned by its employees are considered incremental and recoverable costs of obtaining a contract with a customer. Sales commissions are capitalized and amortized upon recognition of the related revenue, consistently with the transfer to the customer of the goods or services to which they relate. Amortization expenses related to these costs are mostly included in sales and marketing expenses in the accompanying consolidated statements of operations.

Selling and marketing expenses
n.	Selling and marketing expenses:

Selling and marketing expenses include shipping expenses in the amounts of $1,303, $1,225 and $1,367 for the years ended December 31, 2018, 2017 and 2016, respectively.

Advertising costs are expensed as incurred. Advertising expenses amounted to $247, $204, and $243 for the years ended December 31, 2018, 2017 and 2016, respectively.

Warranty costs
o.	Warranty costs:

Generally, the Company provides product assurance warranties for periods between twelve to twenty four months at no extra charge that covers the compliance of the products with agreed-upon specifications. A provision is recorded for estimated warranty costs based on the Company's experience. Warranty expenses amounted to $591, $323 and $704 for the years ended December 31, 2018, 2017 and 2016, respectively.

Research and development expenses
p.	Research and development expenses:

Research and development costs are charged to the consolidated statements of income (loss) as incurred and are presented net of government grants. ASC 985, "Software", requires capitalization of certain software development costs subsequent to the establishment of technological feasibility.

Based on the Company's product development process, technological feasibility is established upon completion of a working model. Costs incurred by the Company between completion of the working models and the point at which the products are ready for general release has been insignificant. Therefore, all research and development costs have been expensed.

Research and development grants
q.	Research and development grants:

The Company receives royalty-bearing and non-royalty-bearing grants from the Government of Israel and from other funding sources, for approved research and development projects. These grants are recognized at the time the Company is entitled to such grants on the basis of the costs incurred or milestones achieved as provided by the relevant agreement and included as a deduction from research and development expenses.

Research and development grants deducted from research and development expenses amounted to $1,426, $1,419 and $1,624 for the years ended December 31, 2018, 2017 and 2016, respectively.

Accounting for stock-based compensation
r.	Accounting for stock-based compensation:

The Company accounts for stock-based compensation in accordance with ASC 718, "Compensation-Stock Compensation" ("ASC 718"). ASC 718 requires companies to estimate the fair value of equity-based payment awards on the date of grant using an option-pricing model. The value of the portion of the award that is ultimately expected to vest is recognized as an expense over the requisite service period in the Company's consolidated statement of income (loss).

The Company recognizes compensation expenses for the value of its awards, based on the straight-line method over the requisite service period of each of the awards.

Effective as of January 1, 2017, the Company adopted Accounting Standards Update 2016-09, "Compensation-Stock Compensation (Topic 718)" ("ASU 2016-09") on a modified, retrospective basis. ASU 2016-09 permits entities to make an accounting policy election related to how forfeitures will impact the recognition of compensation cost for stock - based compensation: to estimate the total number of awards for which the requisite service period will not be rendered or to account for forfeitures as they occur. Upon adoption of ASU 2016-09, the Company elected to change its accounting policy to account for forfeitures as they occur. The change was applied on a modified, retrospective basis with a cumulative effect adjustment to retained earnings of $55 (which increased the accumulated deficit) as of January 1, 2017.

Income taxes
s.	Income taxes:

The Company accounts for income taxes in accordance with ASC 740, "Income Taxes" ("ASC 740"). ASC 740 prescribes the use of the liability method whereby deferred tax assets and liability account balances are determined based on differences between the financial reporting and the tax basis of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company provides a valuation allowance, if necessary, to reduce deferred tax assets to their estimated realizable value if it is more likely than not that a portion or all of the deferred tax assets will not be realized.

ASC 740 contains a two-step approach to recognizing and measuring a liability for uncertain tax positions. The first step is to evaluate the tax position taken or expected to be taken in a tax return by determining if the weight of available evidence indicates that it is more likely than not that, on an evaluation of the technical merits, the tax position will be sustained on audit, including resolution of any related appeals or litigation processes. The second step is to measure the tax benefit as the largest amount that is more than 50% likely to be realized upon ultimate settlement.

The Company classifies interest and penalties on income taxes as financial expenses and general and administrative expenses, respectively.

Concentrations of credit risks
t.	Concentrations of credit risks:

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents, short-term and long-term restricted cash, restricted cash held by trustees trade receivables and contract assets.

The majority of the Company's cash and cash equivalents are invested in dollars with major banks in Israel, the United States and South America. Generally, these cash and cash equivalents may be redeemed upon demand and therefore, management believes that they bear low risk.

The majority of the Company's short-term and long-term restricted cash are invested in dollars with major banks in Israel. The Company is generally entitled to receive the restricted cash based upon actual performance of its projects.

The Company also has restricted cash held by trustees, which is invested in Colombian Pesos with major banks in Colombia. As of December 31, 2018, restricted cash held by the trustees amounted to $4,372. The Company is entitled to receive the restricted cash held by the trustee in stages based upon operational milestones. The cash held in the Trusts is reflected in the Company's consolidated balance sheet as Restricted cash held by trustees.

Trade receivables and contract assets of the Company are mainly derived from sales to major customers located in North, South and Central America, Europe and Asia. The Company performs ongoing credit evaluations of its customers and obtains letters of credit and bank guarantees for certain receivables. An allowance for doubtful accounts is determined with respect to specific debts that the Company has determined to be doubtful of collection. As of December 31, 2018 and 2017 the Company has recorded a provision for doubtful accounts in the amounts of $3,202 and $3,896, respectively.

The Company has recorded a net expense (income) from bad debts in the amount of ($376),  $2,231 and $6,222 for the years ended December 31, 2018, 2017 and 2016, respectively.

Employee related benefits
u.	Employee related benefits:

Severance pay:

The Company's liability for severance pay for its Israeli employees is calculated pursuant to the Israeli Severance Pay Law based on the most recent salary of the employees multiplied by the number of years of employment, as of the balance sheet date. Employees whose employment is terminated by the Company or who are otherwise entitled to severance pay in accordance with Israeli law or labor agreements are entitled to one month's salary for each year of employment or a portion thereof. The Company's liability for all of its Israeli employees is partly provided for by monthly deposits for insurance policies and the remainder by an accrual. The value of these policies is recorded as an asset in the Company's consolidated balance sheet.

During April and May 2008 (the "transition date"), the Company amended the contracts of most of its Israeli employees so that starting on the transition date, such employees are subject to Section 14 of the Severance Pay Law, 1963 ("Section 14") for severance pay accumulated in periods of employment subsequent to the transition date. In accordance with Section 14, upon termination, the release of the contributed amounts from the fund to the employee shall relieve the Company from any further severance liability and no additional payments shall be made by the Company to the employee. As a result, the related obligation and amounts deposited on behalf of such obligation are not stated on the consolidated balance sheet, as the Company is legally released from severance obligation to employees once the amounts have been deposited, and the Company has no further legal ownership of the amounts deposited.

The carrying value for the deposited funds for the Company's employees' severance pay for employment periods prior to the transition date include profits and losses accumulated up to the balance sheet date. The deposited funds may be withdrawn only upon the fulfillment of the obligation pursuant to the Israeli Severance Pay Law or labor agreements.

Severance pay expenses for the years ended December 31, 2018, 2017 and 2016, amounted to $3,138, $2,819 and $2,577, respectively.

401(k) profit sharing plans:

The Company has a number of savings plans in the United States that qualify under Section 401(k) of the current Internal Revenue Code as a "safe harbor" plan. The Company must make a mandatory contribution to the 401(k) plan to satisfy certain nondiscrimination requirements under the Internal Revenue Code. This mandatory contribution is made to all eligible employees. The contribution costs for all the plans were $479, $411 and $357 for the years ended December 31, 2018, 2017 and 2016, respectively.

Fair value of financial instruments
v.	Fair value of financial instruments:

The Company applies ASC 820, "Fair Value Measurements and Disclosures" ("ASC 820"). Under this standard, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., "the exit price") in an orderly transaction between market participants at the measurement date.

In determining fair value, the Company uses various valuation approaches. ASC 820 establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company's assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The hierarchy is broken down into three levels based on the inputs as follows:

Level 1 -
Valuations based on quoted prices in active markets for identical assets that the Company has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 instruments. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these products does not entail a significant degree of judgment.

Level 2 -	Valuations based on one or more quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 -	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The availability of observable inputs can vary from investment to investment and is affected by a wide variety of factors, including, for example, the type of investment, the liquidity of markets and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment and the investments are categorized as Level 3.

The carrying amounts of cash and cash equivalents, restricted cash, trade receivables, contract assets, other current assets, trade payables, accrued expenses and other current liabilities approximate their fair value due to the short-term maturities of such instruments.

Based on the borrowing rates currently available to the Company for bank loans with similar terms and maturities, the Company estimates that the carrying value of its long-term debt approximates their fair value.

The Company measured the fair value of the forward contracts in accordance with ASC 820 and classified them as Level 2. Forward contracts are classified within Level 2 as the valuation inputs are based on quoted prices and market observable data of similar instruments.

Earnings (loss) per share
w.	Earnings (loss) per share:

In accordance with ASC 260, "Earnings per Share", basic earnings (loss) per share is computed based on the weighted average number of Ordinary shares outstanding during each period. Diluted earnings (loss) per share is computed based on the weighted average number of Ordinary shares outstanding during each period, plus dilutive potential Ordinary shares considered outstanding during the period. The total weighted average number of shares related to the outstanding options excluded from the calculations of diluted earnings (loss) per share, as they would have been anti-dilutive, was 573,552, 1,627,552 and 2,227,150 for the years ended December 31, 2018, 2017 and 2016, respectively.

Derivatives and hedging activities
x.	Derivatives and hedging activities:

ASC 815, "Derivatives and Hedging" ("ASC 815"), as amended, requires the Company to recognize all derivatives on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through income (loss). If the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives are either offset against the change in fair value of the hedged assets, liabilities, or firm commitments through earnings or recognized in other comprehensive income (loss) until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value is immediately recognized in earnings.

The Company measured the fair value of the forward contracts in accordance with ASC 820 (classified as Level 2).

The Company entered into forward and cylinder option contracts to hedge against the risk of changes in future cash flow from payments of payroll and related expenses denominated in New Israeli Shekels ("NIS").

Comprehensive income (loss)
y.	Comprehensive income (loss):

The Company accounts for comprehensive income (loss) in accordance with ASC 220, "Comprehensive Income". Comprehensive income (loss) generally represents all changes in shareholders' equity during the period except those resulting from investments by, or distributions to, shareholders. The Company determined that its items of other comprehensive income (loss) relate to unrealized gains and losses on forward contracts and foreign currency translation adjustments.

The following tables shows the components of accumulated other comprehensive income (loss), as of December 31, 2018 and 2017:

	Year ended December 31, 2018
	Foreign currency translation adjustments	Unrealized gains (losses) on cash flow hedges	Total

Beginning balance	$(3,217)	$171	$(3,046)

Other comprehensive loss before reclassifications	(1,845)	(1,548)	(3,393)
Amounts reclassified from accumulated other comprehensive income	-	1,059	1,059

Net current-period other comprehensive loss	(1,845)	(489)	(2,334)

Ending balance	$(5,062)	$(318)	$(5,380)

	Year ended December 31, 2017
	Foreign currency translation adjustments	Unrealized gains (losses) on cash flow hedges	Total

Beginning balance	$(3,122)	$(102)	$(3,224)

Other comprehensive income before reclassifications	(95)	1,419	1,324
Amounts reclassified from accumulated other comprehensive income	-	(1,146)	(1,146)

Net current-period other comprehensive income (loss)	(95)	273	178

Ending balance	$(3,217)	$171	$(3,046)

Recently adopted accounting pronouncements
z.	Recently adopted accounting pronouncements:

1.
In May 2014, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2014-09, Revenue from Contracts with Customers (“Topic 606”). The standard replaced the revenue recognition guidance in U.S. GAAP under Topic 605, and was required to be applied retrospectively to each prior period presented, or applied using a modified retrospective method with the cumulative effect recognized in the opening balance of the accumulated deficit during the period of initial application. Subsequently, the FASB issued several additional ASUs related to ASU No. 2014-09, collectively they are referred to as the “new revenue standards”, which became effective for the Company beginning January 1, 2018.

On January 1, 2018, the Company adopted Topic 606 using the modified retrospective method for contracts which were not completed as of January 1, 2018. Under the modified retrospective method, the Company recognized the cumulative effect of initially applying the new revenue standard as an adjustment to the opening balance of accumulated deficit. This adjustment did not have a material impact on the Company’s consolidated financial statements. The Standard requires the deferral and amortization of “incremental” costs incurred to obtain a contract. The primary contract acquisition costs for the Company are sales commissions. Under Topic 605, the Company expensed sales commissions as incurred while under Topic 606 such costs will be classified as a contract asset and amortized over a period that approximates the timing of revenue recognition on the underlying contracts.

The cumulative effect of the changes made to the consolidated balance sheet as of January 1, 2018 for the adoption of Topic 606-10 was as follows:

	December 31, 2017	Impact of Adoption	January 1, 2018
Condensed Consolidated Balance Sheet
Other current assets	$19,415	2,004	$21,419
Accrued expenses	75,270	483	75,753
Accumulated deficit	$(702,959)	1,521	$(701,438)

Results for reporting periods beginning after January 1, 2018 are presented under Topic 606, while prior period amounts are not adjusted and continue to be reported in accordance with the Company’s historic accounting under Revenue Recognition (“Topic 605”).

The Company reclassified an amount of $58,789 from trade receivables to contract assets as of December 31, 2017.

The adoption of Topic 606 represents a change in accounting principle that will provide financial statement readers with enhanced revenue recognition disclosures. In accordance with Topic 606, revenue is recognized when obligations under the terms of a contract with the Company’s customer are satisfied; generally, this occurs with the transfer of control of the Company’s products or services.

In accordance with Topic 606-10, the disclosure of the impact of adoption on the consolidated balance sheet as of December 31, 2018 was as follows:

	December 31, 2018
	As Reported	Impact of Adoption	Amounts under Topic 605
Condensed Consolidated Balance Sheet
Contract assets	$47,760	(1,221)	$46,539
Other current assets	26,022	(2,342)	23,680
Accrued expenses	67,533	(1,023)	66,510
Accumulated deficit	$(683,029)	(2,540)	$(685,569)

In accordance with Topic 606-10, the disclosure of the impact of adoption on the consolidated statement of operations and cash flows was as follows:

	Year ended December 31, 2018
	As Reported	Impact of Adoption	Amounts under Topic 605
Condensed Consolidated Statement of Operations
Total revenues	$266,391	(1,221)	$265,170
Cost of revenues	172,354	-	172,354
Gross profit	94,037	(1,221)	92,816
Operating expenses	72,753	(202)	72,551
Operating profit	$21,284	(1,019)	$20,265

Condensed Consolidated Statement of Cash Flows
Cash flows from operating activities:
Net income	$18,409	(1,019)	$17,390
Increase (decrease) in accrued expenses	(7,206)	(540)	(6,666)
Increase (decrease) in other assets and receivables	(4,917)	338	(4,579)
Increase (decrease) in contract assets	$11,029	1,221	$12,250

Deferred revenue as of December 31, 2018 and December 31, 2017 was $8,658 and $6,010, respectively, and primarily relates to revenue that is recognized over time for service contracts. The changes in balance are related to the satisfaction or partial satisfaction of these contracts. Approximately $4,145 of the December 31, 2017 balance was recognized as revenue during the year ended December 31, 2018.

The balance of deferred revenues approximates the aggregate amount of the billed and collected amount allocated to the unsatisfied performance obligations at the end of reporting period.

All of the Company’s performance obligations in contracts with customers, other than large scale governmental projects (expected to be recognized over periods of approximately 13-15 years), principally relate to contracts with a duration of less than one year, as such, the Company is not required to disclose the aggregate amount of the transaction price allocated to performance obligations that are unsatisfied or partially unsatisfied at the end of the reporting period.

2.
In November 2016, the FASB issued ASU 2016-18, “Statement of Cash Flows (Topic 230): Restricted Cash”, which requires companies to include amounts generally described as restricted cash and restricted cash equivalents in cash and cash equivalents when reconciling beginning-of-period and end-of-period total amounts shown on the statement of cash flows. This ASU is effective for annual and interim periods beginning after December 15, 2017. The Company applied this standard to each prior period presented using the full retrospective transition method, as required by the new standard.

	December 31,
	2018	2017

Cash and cash equivalents	$67,381	$52,957
Restricted cash	32,305	29,288
Restricted cash held by trustees	4,372	4,325
Long term restricted cash	146	187

	$104,204	$86,757

Recently issued accounting pronouncements
aa.	Recently issued accounting pronouncements:

In February 2016, the FASB issued ASU 2016-02, Leases (“Topic 842” or “ASC 842”). The standard requires lessees to recognize almost all leases on the balance sheet as a right-of-use asset and a lease liability and requires leases to be classified as either an operating or a finance type lease. The standard excludes leases of intangible assets or inventory. Leases with a term of 12 months or less will be accounted for in a manner similar to the accounting under existing guidance for operating leases today. The new standard requires lessors to account for leases using an approach that is substantially equivalent to existing guidance for sales-type leases, direct financing leases and operating leases. ASC 842 supersedes the previous leases standard, ASC 840, "Leases". Topic 842 becomes effective for the Company beginning January 1, 2019. The Company expects that the adoption of the standard will have an impact of approximately $5,600 on its consolidated balance sheet for the recognition of the right-of-use assets and lease liabilities related to the Company's operating leases. The standard is not expected to have a material impact on the Company's results of operations or cash flows. The Company is continuing its assessment, which may identify additional impacts this guidance will have on its consolidated financial statements and disclosures.

In January 2017, the FASB issued ASU 2017-04, Intangibles - Goodwill and Other (Topic 350): Simplifying the Accounting for Goodwill Impairment ("ASU 2017-04"). ASU 2017-04 eliminates Step 2 of the goodwill impairment test, which requires the calculation of the implied fair value of goodwill by assigning the fair value of a reporting unit to all of its assets and liabilities as if that reporting unit had been acquired in a business combination. Instead, an entity will compare the fair value of a reporting unit with its carrying amount and recognize an impairment charge for the amount by which the carrying amount exceeds the reporting unit's fair value. ASU 2017-04 is effective for annual or any interim goodwill impairment tests in fiscal years beginning after December 15, 2019. The Company is currently evaluating the expected impact of the standard on its consolidated financial statements.

In August 2017, the FASB issued ASU 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities, which expands the activities that qualify for hedge accounting and simplifies the rules for reporting hedging transactions. The standard is effective for the Company beginning January 1, 2019. Early adoption is permitted. The Company is currently evaluating the expected impact of the standard on its consolidated financial statements.

Reclassification
ab.       Reclassifications:

Certain comparative figures have been reclassified to conform to the current year presentation. The reclassification had no effect on previously reported net income or shareholders' equity.